EXHIBIT 99.3

                               BARON ENERGY, INC.
                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements and related notes are presented to show the effects of the acquisition of the reverse merger by Baron Energy, Inc. of the Combined Partnerships through Baron's wholly owned subsidiary, Pertex Acquisition, Inc. The pro forma combined balance sheet is based on the assumption that the Acquisition occurred effective January 31, 2010. The pro forma combined statement of operations is based on the assumption that the Acquisition occurred effective at the beginning of the year presented. The pro forma combined statement of operations is not indicative of the results of operations due to the exclusion of the above mentioned expenses.

The Pro forma information for the period ended July 31, 2010 has been adjusted for the reverse stock split that Baron Energy enacted on March 1, 2010. The Pro forma data is based on assumptions and include adjustments as explained in the notes to the unaudited pro forma financial statements. The unaudited pro forma combined balance sheet and the unaudited combined statement of operations should be read in conjunction with the notes thereto of the Combined Partnerships for the years ended July 31, 2009 and 2008 and the quarterly financial statements for the six months ended January 31, 2010.

                       BARON ENERGY, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                JANUARY 31, 2010

                                                                           Combined                               Baron
                                                           Baron         Partnerships      Pro Forma            Pro Forma
                                                         Historical       Historical      Adjustments           Combined
                                                         ----------       ----------      -----------           --------
ASSETS

Current assets:
  Cash and cash equivalents                             $     5,630      $     9,201      $        --          $    14,831
  Accounts receivable                                            --           43,298               --               43,298
  Accounts receivable - related party                            --           12,473               --               12,473
  Prepaid expenses                                          103,305               --               --              103,305
                                                        -----------      -----------      -----------          -----------
Total current assets                                        108,935           64,972               --              173,907

Oil and natural gas properties, net using
 successful efforts accounting                                   --        1,414,438               --            1,414,438
Investments                                                      --          216,000               --              216,000
Restricted cash                                                  --           50,748               --               50,748
                                                        -----------      -----------      -----------          -----------

Total assets                                            $   108,935      $ 1,746,158      $        --          $ 1,855,093
                                                        ===========      ===========      ===========          ===========

LIABILITIES AND STOCHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                                      $    18,910      $   342,456      $        --          $   361,366
  Accrued expenses                                               --          520,621               --              520,621
  Accounts payable -related parties                              --          548,904               --              548,904
  Note payable                                                   --        2,458,487               --            2,458,487
  Notes payable-related parties                                  --           80,438               --               80,438
  Production payable                                             --          109,120               --              109,120
                                                        -----------      -----------      -----------          -----------
Total current liabilities                                    18,910        4,060,026               --            4,078,936

Asset retirement obligations                                  5,121          203,691               --              208,812
                                                        -----------      -----------      -----------          -----------
Total liabilities                                            24,031        4,263,717               --            4,287,748

Stockholders' equity (deficit):
  Common stock                                               23,350               --           20,000   (b)        40,000
                                                                                            1,792,273   (a)
                                                                                           (1,792,273)  (d)
                                                                                                1,000   (f)
                                                                                               (4,350)  (e)
  Partners' capital                                              --       (2,517,559)       2,517,559   (a)             --
  Additional paid-in capital (deficit)                    5,396,650               --        1,792,273   (d)      2,597,177
                                                                                           (5,335,096)  (c)
                                                                                              (20,000)  (b)
                                                                                               (4,350)  (e)
                                                                                             (759,000)  (f)
  Accumulated deficit                                    (5,335,096)              --        5,335,096   (c)     (5,069,832)
                                                                                           (4,309,832)  (a)
                                                                                             (760,000)  (f)
                                                        -----------      -----------      -----------          -----------
Total stockholders' equity (deficit)                         84,904       (2,517,559)              --           (2,432,655)
                                                        -----------      -----------      -----------          -----------

Total liabilities and stockholders' equity (deficit)    $   108,935      $ 1,746,158      $        --          $ 1,855,093
                                                        ===========      ===========      ===========          ===========

   The accompanying notes to unaudited pro forma combined financial statements are an integral part of these financial statements.

                       BARON ENERGY, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 2009

                                                                          Combined                               Baron
                                                         Baron          Partnerships         Pro Forma         Pro Forma
                                                       Historical        Historical         Adjustments         Combined
                                                      ------------      ------------       --------------     ------------
Revenues:                                             $      5,092      $    745,301       $           --     $    750,393

Operating expenses:
  Lease operating cost                                      45,995           701,199                   --          747,194
  Depreciation, depletion, amortization,
   and accretion                                               443           214,521                   --          214,964
  General and administrative expenses                      182,244           154,755                   --          336,999
  Impairment of oil and gas properties                   4,911,340           900,668                   --        5,812,008
  Gain on sale of oil and gas properties                        --          (473,465)                  --         (473,465)
                                                      ------------      ------------       --------------     ------------
Total operating expenses                                 5,140,022         1,497,678                   --        6,637,700
                                                      ------------      ------------       --------------     ------------

Income (loss) from operations                           (5,134,930)         (752,377)                  --       (5,887,307)

Other (income) expense:
  Interest expense                                              --           432,434                   --          432,434
  Other (income) expense                                        --            (3,917)                  --           (3,917)
                                                      ------------      ------------       --------------     ------------
Total other (income) expense                                    --           428,517                   --          428,517
                                                      ------------      ------------       --------------     ------------
Net loss from continuing operations                     (5,134,930)       (1,180,894)                  --       (6,315,824)
Net loss from discontinued operations                       (9,500)               --                   --           (9,500)
                                                      ------------      ------------       --------------     ------------

Net Loss                                              $ (5,144,430)     $ (1,180,894)      $           --       (6,325,324)
                                                      ============      ============       ==============     ============

Basic and diluted loss per share attributable to:
  Continuing operations:                              $      (0.32)     $        (0.06)                       $      (0.18)
                                                      ============      ==============                        ============
  Discontinued operations                             $      (0.00)     $           --                        $      (0.00)
                                                      ============      ==============                        ============
Net loss per share                                    $      (0.32)     $        (0.06)                       $      (0.18)
                                                      ============      ==============                        ============
Weighted average number of shares outstanding,
  basic and diluted                                     15,817,534        20,000,000                            35,817,534
                                                      ============      ==============                        ============

   The accompanying notes to unaudited pro forma combined financial statements are an integral part of these financial statements.

                       BARON ENERGY, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JANUARY 31, 2010

                                                                          Combined                               Baron
                                                         Baron          Partnerships         Pro Forma         Pro Forma
                                                       Historical        Historical         Adjustments         Combined
                                                      ------------      ------------       --------------     ------------
Revenues:                                             $         --      $    223,780       $           --     $    223,780

Operating expenses:
  Lease operating cost                                       6,653           234,018                   --          240,671
  Depreciation, depletion, amortization,
   and accretion                                               241            68,089                   --           68,330
  General and administrative expenses                      163,276           276,063                   --          439,339
  Gain on sale of oil and gas properties                        --          (361,526)                  --         (361,526)
                                                      ------------      ------------       --------------     ------------
Total operating expenses                                   170,170           216,644                   --          386,814
                                                      ------------      ------------       --------------     ------------

Income (loss) from operations                             (170,170)            7,136                   --         (163,034)

Other (income) expense:
  Other income                                                  --            (1,912)                  --           (1,912)
  Interest expense                                              --           315,526                   --          315,526
                                                      ------------      ------------       --------------     ------------

Total other income (expense)                                    --           313,614                   --          313,614
                                                      ------------      ------------       --------------     ------------

Net Loss                                              $   (170,170)     $   (306,478)      $           --     $   (476,648)
                                                      ============      ============       ==============     ============

Basic and diluted loss per share                      $      (0.01)     $      (0.02)                         $      (0.01)
                                                      ============      ============                          ============
Weighted average number of shares outstanding,
  basic and diluted                                     22,301,630        20,000,000                            42,301,630
                                                      ============      ============                          ============

   The accompanying notes to unaudited pro forma combined financial statements are an integral part of these financial statements.

                               BARON ENERGY, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


BASIS OF PRESENTATION

The unaudited pro forma combined balance sheet as of January 31, 2010 and the unaudited pro forma combined statements of operations for the six months ended January 31, 2010 are based on the unaudited financial statements of Baron Energy, Inc, and the Combined Partnerships, the unaudited combined financial statements of Esconde Resources, Inc. and Permian Legend Petroleum, Inc. for the six months ended January 31, 2010, and the adjustments and assumptions described below.

The unaudited pro forma combined statements of operations for the year ended July 31, 2009 are based on the audited financial statements of Baron Energy, Inc., the audited combined financial statements of Esconde Resources, Inc. and Permian Legend Petroleum, Inc. for the year ended July 31, 2009, and the adjustments and assumptions described below.

PRO FORMA ADJUSTMENTS

The unaudited pro forma combined statements of operations reflect the following adjustments:

     a. Record the incorporation of the Combined Partnerships into no par common stock.

     b. Record the issuance of 20,000,000 shares of Baron in the Merger Acquisition.

     c.   Record the recapitalization of Baron during the reverse merger.

     d. Record the paid in capital of the Combined Partnerships upon issuance of Baron common stock with par value of $0.001.

     e. On February 08, 2010, the Company issued 1 million shares to a consultant for various investor and public relation service.

     f. On February 22, 2010, the Company redemmed 4,350,000 shares from the founder Albert Albah for no consideration as agreed upon in the reverse merger agreement.


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